HARDING, LOEVNER FUNDS, INC.



                  Prospectus - January 13, 1998
                   (Supplemented June 30, 1998)


Harding, Loevner Funds, Inc. (the "Fund") is a no-load, open-end management investment company (a "mutual fund") that currently has four separate diversified portfolios (each a "Portfolio"), each of which has distinct investment objectives and policies. There is no sales charge for purchase of shares. Shares of each Portfolio may be
purchased   through  AMT  Capital   Securities, L.L.C. ("AMT
Capital"), the Fund's exclusive distributor. The minimum initial investment in any Portfolio is $100,000. Additional investments or redemptions may be of any amount. The Portfolios and their investment objectives are:


         International Equity Portfolio - to seek long-term capital appreciation through investments in equity securities of companies based outside the United
         States.



         Global Equity  Portfolio - to seek long-term  capital
         appreciation    through    investments    in   equity
         securities   of  companies   based  both  inside  and
         outside the United States.


         Multi-Asset Global Portfolio - to seek long-term capital appreciation and a growing stream of current income through investments in equity and debt securities of companies based both inside and outside the United States and debt securities of the United States and foreign governments and their agencies and instrumentalities.

         Emerging  Markets   Portfolio  -  to  seek  long-term
capital appreciation through investments in          equity
securities of companies based in developing markets outside the United States. (This Portfolio has not commenced operations.)

No assurance can be given that a Portfolio's investment objectives will be attained.



This Prospectus sets forth concisely the information that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated January 13, 1998, (Supplemented June 30, 1988), containing additional information about the
Fund (the  "Statement  of  Additional  Information"),  has been
filed with the Securities and   Exchange    Commission   (the
"Commission")   and   is incorporated  by  reference  into  this
Prospectus.   It  is available  without  charge and can be  obtained
by calling or writing  Investors Capital Services, Inc., a branch
office of AMT Capital,   at the  telephone  numbers  or
address listed on the cover of this Prospectus.




THESE  SECURITIES  HAVE NOT BEEN  APPROVED OR  DISAPPROVED  BY
THE SECURITIES  AND EXCHANGE  COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE  COMMISSION PASSED  UPON THE  ACCURACY  OR  ADEQUACY
OF THIS  PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.





TABLE OF CONTENTS

Prospectus Highlights.........................................................

Fund Expenses.................................................................

Financial Highlights..........................................................

The Fund and Its Investment Objectives

Investment Policies and Strategy............................................

Descriptions of Investments..................................................

Risks Associated with the Fund's Investment Policies and
Investment Techniques.........................................................

Investment Restrictions  .....................................................

Brokerage Practices...........................................................

Yields and Total Return........................................................

Distribution of Fund Shares....................................................

Determination of Net Asset Value..............................................

Purchase and Redemption of Shares.............................................

Dividends.....................................................................

Management of the Fund........................................................

Tax Considerations............................................................

Shareholder Information.......................................................

Other Parties.................................................................

Shareholder Inquiries.........................................................



PROSPECTUS HIGHLIGHTS



Harding, Loevner Funds, Inc. is a no-load, open-end management investment company that currently has four separate diversified Portfolios, each of which has distinct investment objectives and policies. There is no assurance that a Portfolio will achieve its investment objective. For more information, refer to "The Fund and Its Investment Objectives."







Investment Adviser

Harding, Loevner Management, L.P. ("HLM"), which manages approximately $1.7 billion in assets for private investors and institutions, serves as investment adviser to the Fund. HLM provides the Fund with business and asset management services, including investment research and advice and determining which portfolio securities shall be purchased or sold on behalf of the Fund. For more information, refer to "Management of the Fund."







Administrator

Investors Capital Services, Inc. ("Investors Capital")serves as administrator to the Fund, supervising the general day-to-day business activities and operations of the Fund other than investment advisory activities. For more information, refer to "Management of the Fund."







Distributor

AMT Capital serves as the exclusive distributor of shares of the Fund's Portfolios.







How to Invest

Shares of each  Portfolio  may be purchased  without any sales
charges, at their next determined net asset value,   after
receipt of the order by submitting an Account Application to Investors Capital and wiring federal funds to AMT Capital's "Fund Purchase Account" at Investors Bank & Trust Company (the "Transfer Agent"). The Portfolios are not available for sale
in   all   states.    For   information   about   the   Fund's
availability,   contact  an  account   representative  at
Investors Capital or at AMT Capital.






The minimum initial investment per Portfolio is $100,000. There is no minimum amount for subsequent investments. There are no sales commissions (loads) or 12b-1 fees. For more information, refer to "Purchase and Redemption of Shares."

How to Redeem Shares

Shares of each Portfolio may be redeemed, without charge, at their next determined net asset value after receipt by either the Transfer Agent or Investors Capital of the redemption
request.   For  more  information,   refer  to  "Purchase  and
Redemption of  Shares."



Risks

Prospective    investors   should   consider   certain   risks
associated  with an investment in any  Portfolio.  There is no
assurance   that  a  Portfolio  will  achieve  its  investment
objective. Each Portfolio invests in securities of companies based outside of the United States. Investments in foreign securities involve risks not associated with investments in
securities   issued  by  United  States  entities.   For  more
information,  refer to  "Investment  Policies and Strategy,"
"Descriptions of  Investments,"   and  "Risks  Associated  with
the  Fund's Investment Policies and Investment Techniques."



FUND EXPENSES

The following table illustrates the expenses and fees that a shareholder of the Fund can expect to incur. The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

Shareholder Transaction Expenses

  Sales Load Imposed on Purchases                                      None
  Sales Load Imposed on Reinvested Dividends                           None
  Deferred Sales Load                                                  None
  Redemption Fees                                                      None
  Exchange Fees                                                        None




Annual Fund Operating Expenses (after expense reimbursements, shown as a percentage of average net assets)


                                                                         Other Expenses
                                                ----------------------------------------------------------------
                                                                            Other              Total Other
                                                                          Expenses              Expenses            Total
                         Advisory      12b-1     Administration        (after expense        (after expense       Operating
                            Fees       Fees            Fees            reimbursements)       reimbursements)       Expenses
International Equity         0.75%     None           0.15%               0.10% (a)               0.25%            1.00% (a)
Portfolio

Global Equity                1.00%     None           0.15%               0.10% (a)               0.25%            1.25% (a)
Portfolio

Multi-Asset Global           1.00%     None           0.15%               0.10% (a)               0.25%            1.25% (a)
Portfolio

Emerging Markets             1.25%     None           0.15%               0.35% (a)               0.50%            1.75% (a)
Portfolio*


(a) Until further notice to shareholders, HLM has voluntarily agreed to cap the total operating expenses at 1.00%, 1.25%, 1.25% and 1.75% (on an annualized basis) of the average daily net assets of the International Equity
Portfolio, Global Equity Portfolio, Multi-Asset Global Portfolio and Emerging Markets Portfolio, respectively. Without such cap, the total operating expenses (on an annualized basis) for International Equity Portfolio, Global Equity Portfolio, Multi-Asset Global Portfolio and Emerging Market Portfolio are estimated to be 1.06%, 1.37%, 2.17% and 2.00%, respectively, of their average daily net assets (of which 0.16%, 0.22%, 1.02% and 0.60% is "other expenses").
Other expenses for the Emerging Markets Portfolio are based on estimated amounts for the current fiscal year. Certain
portions  of  the  transaction   expenses   (i.e., brokerage
commissions) are not included in the expenses subject to the cap described above. See "Investment Policies and Strategy
- Portfolio Turnover."

*The Emerging Markets Portfolio has not commenced operations.


The following table illustrates the expenses that an investor would pay on each $1,000 increment of its investment over various time periods, assuming a 5% annual return. As noted in the table above, the Fund charges no redemption fees of any kind.

Expenses Per $1,000 Investment (including expense waivers and reimbursements)




                                         1 Year            3 Years           5 Years         10 Years
International Equity Portfolio             $10               $32               $55             $122
Global Equity Portfolio                    $13               $40               $69             $151
Multi-Asset Global Portfolio               $13               $40               $69             $151
Emerging Markets Portfolio                 $18               $55





These examples should not be considered a representation of future expenses or performance. Actual operating expenses and annual returns may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The financial information in the following tables which is included in the financial statements of the Fund, has been audited by Ernst & Young LLP, independent auditors. The audited financial statements for the periods ended October 31, 1997 are incorporated by reference in the Statement of Additional Information. The International Equity Portfolio, previously the AMT Capital Fund, Inc. - HLM International Equity Portfolio (the "AMT Capital Portfolio"), commenced operations on May 11, 1994. Effective as of the close of business on October 31, 1996, the AMT Capital Portfolio merged into the International Equity Portfolio pursuant to shareholder approval of the reorganization on October 30, 1996. The financial information should be read in conjunction with the financial statements, which can be obtained upon request without charge.




                                                                         International Equity Portfolio


                                                    For the Year        For the Ten      For the Year        For the Period
                                                        Ended          Months Ended          Ended               Ended
                                                    Oct. 31, 1997      Oct. 31, 1996     Dec. 31, 1995        Dec. 31, 1994*


Per Share Data
Net asset value, beginning of period               $    11.61           $   10.77          $ 9.71               $  10.00
                                                   ---------------    -----------------   -------------       ----------------
Increase (Decrease) in Net Assets from Operations
Investment income, net                                   0.13                0.08            0.10                   0.04


Net realized and unrealized gain (loss) on
         investments and foreign currency-
         related transactions                            0.05 (a)            0.97            1.06                  (0.29)
                                                   ---------------     ---------------    -----------------   -------------

         Net increase (decrease) from investment
         operations                                      0.18                1.05            1.16                  (0.25)
                                                   ---------------     ---------------    -----------------   -------------

Distributions to Shareholders from
Investment income, net                                   0.00 (b)            0.08            0.10                   0.03

Excess of investment income, net                            -                0.03               -                      -


Net realized gain on investments and foreign
         currency-related transactions                      -                0.10               -                      -


Excess of net realized gain
         on investments and foreign
         currency-related transactions                      -                   -               -                   0.01
                                                   ---------------     ---------------    -----------------   -------------

         Total distributions                             0.00                0.21            0.10                   0.04
                                                   ---------------     ---------------    -----------------   -------------

Net asset value, end of period                       $  11.79            $  11.61         $ 10.77                $  9.71

                                                   ===============     ===============    =================   =============

Total Return                                             1.57%              9.81% (c)      11.99%                 (2.47%) (c)

Ratios/Supplemental Data
Net assets, end of period (000's)                   $ 387,304            $241,357         $67,727               $  8,904

Ratio of expenses to average net assets                  1.00%               1.00% (d)       0.99%                  0.95% (d)

Ratio of investment income, net                          1.07%               1.29% (d)       1.30%                  1.13% (d)
to average net assets

Decrease reflected in above ratios
due to waiver of investment advisory
and administration fees and
reimbursement of other expenses                          0.06%               0.14% (d)       0.54%                  1.33% (d)

Portfolio turnover                                         31%                 17% (c)         28%                    27% (c)

Average Commission Rate Paid**                      $  0.0374             $0.0229              N/A                    N/A




(a) Includes the effect of net realized gains prior to a significant increase in shares outstanding.
(b)   Rounds to less than $0.01
(c)   Not Annualized
(d)   Annualized
*     Commencement of Operations was May 11, 1994
**    For fiscal years beginning January 1, 1996, the
      Portfolio is required to disclose its average commission rate paid per share for purchases and sales of investment securities.










                                                                Global Equity Portfolio           Multi-Asset Global Portfolio
                                                              ---------------------------         -----------------------------
                                                                 For the Period From                  For the Period From
                                                                 December 1, 1996* to                November 1, 1996** to
                                                                   October 31, 1997                     October 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Data
Net asset value, beginning of period                                            $  17.58 (a)                           $ 10.00



Increase in Net Assets from Operations
Investment income, net                                                              0.19                                  0.25


Net realized and unrealized gain on investments
          and foreign currency-related transactions                                 0.94                                  1.04

                                                              ---------------------------         -----------------------------

          Net increase from investment operations                                   1.13                                  1.29
                                                              ---------------------------         -----------------------------

Distributions to Shareholders from:
Investment income, net                                                              0.01                                  0.03

                                                              ---------------------------         -----------------------------

Net asset value, end of period
                                                                                $  18.70                               $ 11.26

                                                              ===========================         =============================

Total Return                                                                       6.45% (b)                            12.92%

Ratios/Supplemental Data
Net assets, end of period (000's)                                            $   64,882                             $   5,175



Ratio of net operating expenses to average net assets                              1.25% (c)                             1.25%

Ratio of investment income, net to
     average net                                                                   1.05% (c)                             2.50%
assets

Decrease reflected in above expense ratios due to waiver
     of investment advisory fees                                                   0.12% (c)                             0.92%

Portfolio turnover                                                                   39%                                   36%

Average commission rate paid ***
                                                                               $ 0.0346                             $  0.0367


(a) The beginning net asset value of the Portfolio was equal to the total net asset value, as converted, of the outstanding Partnership Units of Harding, Loevner Management, L.P.'s - Global Equity Limited
     Partnership ("GELP") as of November 30, 1996
(b)  Not Annualized
(c)  Annualized
* Commencement of Operations was December 1, 1996 following a tax free merger with GELP which was formed on September 27, 1991.
**   Commencement of Operations
*** Represents average commission rate paid per share for purchases and sales of investment securities











THE FUND AND ITS INVESTMENT OBJECTIVES

Harding, Loevner Funds, Inc. is a no-load, open-end management investment company that currently has four separate diversified portfolios, each of which has distinct investment objectives and policies. There is no assurance that a Portfolio will achieve its investment objective.

The investment objective and policies of each Portfolio are described below. Except as otherwise indicated, the investment policies may be changed at any time by the Fund's Board of Directors to the extent that such changes are consistent with the investment objective of the applicable Portfolio. However, each Portfolio's investment objective is fundamental and may not be changed without a majority vote of the Portfolio's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Portfolio present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable
Portfolio (hereinafter, "majority vote"). The investment objective of each of the Portfolios is:

Name of Portfolio                                Investment Objective

International Equity Portfolio      To seek long-term capital  appreciation
                                    through investments in equity
                                    securities of companies based outside
                                    the  United States.


Global Equity Portfolio             To seek long-term capital appreciation
                                    through investments in equity securities of companies based both inside and outside the United States.



Multi-Asset Global Portfolio        To seek  long-term  capital  appreciation
                                    and a growing stream of current income
                                    through  investments in equity
                                    and debt  securities of companies  based
                                    both inside and outside  the United  States
                                    and debt  securities  of the United States
                                    and  foreign   governments   and  their
                                    agencies and instrumentalities.

Emerging Markets Portfolio          To seek long-term capital appreciation
                                    through investments in equity securities of companies based in developing markets outside the United States. (This
                                    Portfolio has not commenced operations.)









INVESTMENT POLICIES AND STRATEGY

International Equity Portfolio

The  International  Equity  Portfolio  invests at least 65% of its total assets in common stocks, securities convertible into such common stocks (including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs")), closed-end investment companies, and rights and warrants issued by companies that are based outside the United States. The Portfolio may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices. The Portfolio also may invest in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio's total assets will be invested in securities of U.S. companies. The Portfolio also may invest up to 35% of its total assets in the types of short-term securities and in other debt securities described under the caption "Descriptions of Investments" below.

The Portfolio may invest up to 20% of its total assets in convertible securities and debt securities which are rated below investment-grade, that is, rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard
& Poor's Corporation ("Standard & Poor's," or "S&P"), "junk bonds" and in unrated securities judged to be of equivalent quality as determined by HLM.

The Portfolio will invest broadly in the available universe of common stocks of companies domiciled in at least three countries in the following groups: (1) Europe,
including  Austria,   Belgium,   Denmark,   Finland,   France,
Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom;
(2) the Pacific Rim, including Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore; (3) Canada; and (4) countries with "emerging markets" as defined by Morgan Stanley Capital International ("MSCI"). At least 65% of total assets will be denominated in one of at least three currencies other than the U.S. dollar.

HLM's international equity investment approach is "bottom up." The approach seeks to identify companies with excellent long-term business prospects, and then to select from among them those whose stocks appear to offer attractive absolute returns. HLM's investment criteria include both growth and value considerations. HLM seeks companies that it believes have strong balance sheets, sustainable internal growth, superior financial returns and defensible business franchises. Typically, HLM will invest only in companies that it has analyzed for a number of years. Country allocation and sector weightings reflect the results of stock selection, which itself is strongly influenced by HLM's cyclical and secular outlook for various industries, sectors, and national economies. Explicit country or sector allocation decisions are taken only when necessary to ensure that portfolios are well-diversified. HLM does not hedge foreign currency exposure, except on rare occasions when it has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Currency hedging is done through the use of forward contracts or options.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Portfolio turnover is expected to be low, generally below 50%, due to the emphasis on stock selection.





Global Equity Portfolio

The Global Equity Portfolio invests at least 65% of its total assets in common stocks, securities convertible into such common stocks (including ADRs and EDRs), closed-end investment companies, and rights and warrants issued by companies that are based both inside and outside the United States. The Portfolio may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices. The Portfolio also may invest up to 35% of its total assets in the types of short-term securities and in other debt securities described under the caption "Descriptions of Investments" below.

The Portfolio may invest up to 20% of its total assets in convertible securities and debt securities which are rated below investment-grade.

The Portfolio will invest broadly in the available universe of common stocks of companies domiciled in one of at least three countries including the United States and the countries listed above in the description of the International Equity Portfolio's investment policies and strategy. At least 65% of total assets will be denominated in at least three currencies including the U.S. dollar.

HLM's "bottom up" approach also is utilized for this Portfolio (see International Equity Portfolio, above). HLM does not hedge foreign currency exposure, except on rare occasions when it has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Currency hedging is done through the use of forward contracts or options.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Portfolio turnover is expected to be low, generally below 50%, due to the emphasis on stock selection.





Multi-Asset Global Portfolio

The Multi-Asset Global Portfolio invests in common stocks, securities convertible into such common stocks (including ADRs and EDRs), closed-end investment companies, debt securities and rights and warrants issued by companies that are based both inside and outside the United States and debt securities of the United States and foreign governments and their agencies and instrumentalities. The Portfolio may invest in forward foreign currency exchange contracts,
equity  derivative   securities  such  as  options  on  common
stocks and options, futures and options on futures on foreign common stock indices. The Portfolio also may invest its assets in the types of short-term securities described under the caption "Descriptions of Investments" below.

The Portfolio  will invest  broadly in the available  universe
of  equity  and  debt   securities   of  companies   and  debt
securities of the United States and foreign governments and their agencies and instrumentalities domiciled in at least three countries including the United States. HLM's "bottom up" approach is utilized for the selection of equity and
fixed   income    investments    for   this   Portfolio   (see
International Equity Porfolio, above). While the Portfolio will generally emphasize equity investments, the allocation of the Portfolio among equity, fixed income and cash equivalent
investments  may  range  widely,   and  will  vary  over  time
according to HLM's current assessment of the relative risk and potential return of alternative investments. At least 65% of total assets will be denominated in at least three currencies including the U.S. dollar.

HLM does not hedge foreign currency exposure, except on rare occasions when it has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Currency hedging is done through the use of forward contracts or options.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Portfolio turnover is expected to be low, generally below 50%, due to the emphasis on security selection.





Emerging Markets Portfolio (This Portfolio has not commenced operations.)

The Emerging Markets Portfolio invests at least 65% of its total assets in common stocks, securities convertible into such common stocks (including ADRs and EDRs), closed-end investment companies, and rights and warrants issued by companies that are based in developing markets outside the United States. The Portfolio may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices. The Portfolio also may invest in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio's total assets will be invested in securities of U.S. companies. The Portfolio also may invest up to 35% of its total assets in the types of short-term securities and in other debt securities described under the caption "Descriptions of Investments" below.

The Portfolio may invest up to 20% of its total assets in convertible securities and debt securities which are rated below investment-grade.

The Portfolio will invest broadly in the available universe of common stocks of companies domiciled in one of at least three countries listed below under the caption "Description of Investments - Emerging Markets Securities."

HLM's "bottom up" approach is utilized for this Portfolio (see International Equity Portfolio, above). HLM does not hedge foreign currency exposure, except on rare occasions when it has a strong view on the prospects for a particular currency
or  when   hedging   is   desirable   to   improve   portfolio
diversification. Currency hedging is done through the use of forward contracts or options.

Portfolio Turnover.   Portfolio   turnover  will  depend  on
factors such as volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Portfolio turnover is expected to be below 100% due to the emphasis on stock selection.



DESCRIPTIONS OF INVESTMENTS

The following briefly describes some of the different types of securities in which each Portfolio, unless otherwise specified, may invest and investment techniques in which each Portfolio may engage, subject to each Portfolio's investment objective and policies. For a more extensive
description   of  certain  of  these   assets  and  the  risks
associated   with  them,   see  the  Statement  of  Additional
Information.



Equity Securities. The Portfolios will invest in various types of equity securities, including common stocks, preferred stocks, convertible securities, ADRs, EDRs, rights and warrants. The stocks that the Portfolios will invest in may be either growth-oriented or value-oriented. Growth-oriented stocks are the stocks of companies that are believed to have internal strengths, such as good financial resources, a satisfactory rate of return on capital, a favorable industry position, and superior management. Value-oriented stocks have lower price multiples (either price/earnings or price/book) than other stocks in their industry and sometimes also can display weaker fundamentals such as growth of earnings and dividends. Rights and warrants are instruments which give the holder the right to purchase the issue's securities at a stated price during a stated term.





Foreign Securities. The Portfolios will invest in foreign securities. Foreign securities include equity, foreign-fixed income, or derivative securities denominated in currencies other than the U.S. dollar, including any single currency or multi-currency units, plus sponsored and unsponsored ADRs and EDRs. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. Unsponsored ADRs and EDRs differ from sponsored ADRs and EDRs in that the establishment of unsponsored ADRs and EDRs is not approved by the issuer of the underlying securities. Risks associated with investing in foreign securities are described under the caption "Risks Associated with the Fund's Investment Policies and Investment Techniques - Foreign Investments" below.




Emerging Markets Securities. For purposes of its investment policies, the Fund defines an emerging market as any country, the economy and market of which is generally considered to be emerging or developing by MSCI or, in the absence of an MSCI classification, by the World Bank. Under this definition, the Fund considers emerging markets to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.



Emerging Markets Debt Instruments. The Emerging Markets Portfolio and the Multi-Asset Global Portfolio may invest in zero coupon securities and convertible debt or other debt securities acquired at a discount. A portion of the Portfolio's sovereign debt securities may be acquired at a discount. The Portfolio will purchase only such securities to the extent consistent with the Portfolio's investment objectives.





Foreign  Governments  and  International  and  Supranational
Agency   Securities.   The   Portfolios   may  purchase debt
obligations issued or guaranteed by foreign  governments  or
their  subdivisions,   agencies  and instrumentalities,  and
debt obligations issued or guaranteed by international agencies and supranational entities.

Convertible   Securities. The   Portfolios   may   invest  in
convertible preferred and debt securities which are securities that may be converted into or exchanged for, at either a stated price or stated rate, underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible fixed income securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Foreign Currency Transactions. The Portfolios do not hedge foreign currency exposure, except on rare occasions when HLM has a strong view on the prospects for a particular currency
or  when   hedging   is   desirable   to   improve   portfolio
diversification. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate
prevailing  in  the  currency   exchange  market,  or  through
entering   into   forward   contracts   to  purchase  or  sell
currency.    A   forward   currency   contract   involves   an
obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price
set  at  the  time  of  the  contract.   The  use  of  forward
currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency
increase.   Each   Portfolio   will   segregate   cash,   U.S.
Government   securities  or  other   high-grade   liquid  debt
obligations or portfolio securities with the custodian in an amount at all times equal to or exceeding their commitment with respect to contracts that are not part of a designated hedge.











U.S. Treasury and other U.S. Government and Government Agency Securities. Each Portfolio may purchase securities issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States ("U.S. Government Securities"). Each Portfolio also may purchase securities issued by a U.S. Government-sponsored enterprise or federal agency that is supported either by its ability to borrow from the U.S. Treasury (e.g., Student Loan Marketing Association) or by its own credit standing (e.g., Federal National Mortgage Association). Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress.





Inflation-Indexed Securities. Each Portfolio may invest in securities with a nominal return linked to the inflation rate from bond markets worldwide such as the U.S. Treasury
Department's    recently   announced   "inflation-protection"
issues. The initial issues are ten-year notes which are issued quarterly. Other maturities will be added at a later date. The principal is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers ("CPI-U"). These securities may also be eligible for coupon stripping under the U.S. Treasury "STRIPS" program.




Corporate Debt Instruments. Each Portfolio may purchase commercial paper, short-term notes and other obligations of U.S. and foreign corporate issuers meeting the Portfolio's credit quality standards (including variable rate notes). Other than the allowable 20% of a Portfolio's total assets invested in below-investment grade convertible and other debt securities, all investments in corporate debt instruments will be rated at least "BBB" or "A-1" (in the case of commercial paper) by S&P, "Baa" or "P-1" (in the case of commercial paper) by Moody's, or of comparable quality as determined by HLM.




Repurchase Agreements. Each Portfolio may enter into repurchase agreements under which a bank or securities firm (that is a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) agrees, upon entering into the contract, to sell U.S. Government Securities to a Portfolio and repurchase such securities from the Portfolio at a mutually agreed-upon price and date. Repurchase agreements will generally be restricted to those that mature within seven days. Securities subject to repurchase agreements will be held by the Company's custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Portfolio under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Portfolios will engage in such transactions with parties selected on the basis of such party's creditworthiness and will enter into repurchase agreements only with financial institutions which are deemed by HLM to be in good financial standing and which have been approved by the Board of Directors.









For descriptions about other types of investments that each portfolio may invest in, including, but not limited to warrants,
bank  obligations,  reverse repurchase   agreements,   when
issued  securities,   futures contracts, stock index options,
options   on   futures contracts,  securities  lending,
and the risks related to those investments, see "Supplemental Descriptions of Investments," "Supplemental Investment Techniques," and Supplemental Discussion of Risks Associated with the Fund's
Investment   Policies  and   Investment   Techniques"  in  the
Statement of Additional Information.








RISKS ASSOCIATED WITH THE FUND'S INVESTMENT POLICIES
AND INVESTMENT TECHNIQUES

A more detailed  discussion of the risks  associated  with the
investment   policies  and   investment   techniques   of  the
Portfolios    appears   in   the   Statement   of   Additional
Information.



Foreign Investments. Securities issued by foreign governments, foreign corporations, international agencies and obligations of foreign banks involve risks not associated with securities issued by U.S. entities. Changes in foreign currency exchange rates may affect the value of investments of a Portfolio. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation and political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. A Portfolio could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the Portfolio will seek to minimize such withholding taxes whenever practical. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their United States income taxes if more than 50% of the Portfolio's total assets at the close of any taxable year consist of stock or securities of foreign corporations. Ownership of unsponsored ADRs may not entitle the Portfolio to financial or other reports from the issuer to which it would be entitled as the owner of sponsored ADRs. See "Tax Considerations."



Emerging  Markets  Securities.   The  risks  of  investing  in
foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.



Derivatives   and  Hedging.   The  Portfolios  may  engage  in
hedging and other strategic transactions and certain other investment practices which may entail certain risks.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent HLM's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to a Portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values or cause the Portfolio to hold a security it might otherwise sell. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the Derivative will be greater than gains in the value of the Portfolio's position. The loss from investing in futures transactions which are unhedged or uncovered, is potentially unlimited. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Portfolio might not be able to close out certain positions without incurring substantial losses. To the extent a Portfolio utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Portfolio that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Portfolio's net asset value, and possibly income, and the losses may be greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information.





High Yield/High Risk Securities. Each Portfolio may invest up to 20% of its total assets in convertible securities and debt securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality as determined by HLM (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. Each Portfolio will invest no more than 10% of its total assets in securities rated B or lower by Moody's or S&P, or of equivalent quality, but may invest in securities rated C by Moody's or D by S&P, or the equivalent, which may be in default with respect to payment of principal or interest.





Illiquid and  Restricted  Securities.  Each Portfolio will not invest  more  than  15% of the  value  of its  net  assets  in illiquid securities. Illiquid securities are securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Portfolio has valued the investments, and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, a Portfolio may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the counter. These factors may have an adverse effect on the Portfolio's ability to dispose of particular securities and may limit a Portfolio's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.





Repurchase Agreements. In the event the other party to a repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, a Portfolio could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Portfolio) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Portfolio would otherwise be entitled.





INVESTMENT RESTRICTIONS

The following fundamental investment restrictions apply to each Portfolio and may be changed with respect to a particular Portfolio only by the majority vote of that Portfolio's outstanding shares. Accordingly, no Portfolio may:

         (a) invest more than 5% of its total assets in securities of any one issuer, other than securities issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets;

                  (b)  invest  more  than  25%  of  its  total
         assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies or instrumentalities. Finance companies as a group are not considered a single industry for purposes of this policy;

         (c) borrow money, except through reverse repurchase agreements or from a bank for temporary or emergency purposes in an amount not exceeding one third of the value of its total assets nor will the Portfolios borrow for leveraging purposes. In addition, although not a fundamental policy, the Portfolios will repay any money borrowed before any additional portfolio securities are purchased. See the Statement of Additional Information for a further description regarding reverse repurchase agreements;
         (d) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate and securities of companies that deal in real estate or mortgages) or real estate limited partnerships, or purchase or sell physical commodities or contracts relating to physical commodities; or

         (e)  purchase  or  retain  the   securities   of  any
         open-end investment companies.

The above percentage limits are based upon current asset values at the time of the applicable transaction; accordingly, a subsequent change in asset or security values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected. See the Statement of Additional Information for additional investment restrictions.










YIELDS AND TOTAL RETURN

The Portfolios' yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semiannual basis.
The Portfolios may from time to time advertise their total return. Any total return quotations advertised will reflect the average annual compounded rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period.

The Portfolios will at times compare their performance to applicable published indices, and also may disclose their performance as ranked by certain analytical services. See the Statement of Additional Information for more information about the calculation of yields and total returns. Performance figures are based upon historical earnings and are not intended to indicate future performance.






DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed by AMT Capital pursuant to a Distribution Agreement (the "Distribution Agreement") dated as of May 29, 1998 between the Fund and AMT Capital. No fees are payable by the Fund pursuant to the Distribution Agreement.











DETERMINATION OF NET ASSET VALUE

The "net asset value" per share of each Portfolio is calculated as of the close of business on days when the New York Stock Exchange is open for business, (hereinafter, "Business Day"). Each Portfolio determines its net asset value per share by subtracting that Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total outstanding shares of the Portfolio.

For purposes of calculating each Portfolio's net asset value, securities are valued as follows: (1) all portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at their last sale price, or if there are no trades, at the latest bid price; (2) deposits and repurchase agreements are valued at their cost plus accrued interest unless HLM determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets; (3) U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange, or if there are no trades, at the mean between the latest bid and asked prices; (4) Non-U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange on the current day, or if there are no trades on that day, at the most recent sale price available on that exchange, (5) securities which are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market; (6) short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument; and (7) the value of other assets for which market quotations are not readily available will be determined in good faith by HLM at fair value under procedures established by and under the general supervision of the Fund's Board of Directors. Quotations of foreign securities denominated in a foreign currency are converted to a U.S. dollar-equivalent at exchange rates obtained from an automated pricing service at 11:00 EST at the bid price except for the Royal Currencies (United Kingdom, Ireland, European Currency Unit, Australia and New Zealand), which are valued at the ask price.







PURCHASE AND REDEMPTION OF SHARES

Purchases

There is no sales charge imposed by the Fund. The minimum initial investment in any Portfolio of the Fund is $100,000; additional purchases or redemptions may be of any amount. The Fund has authorized one or more brokers to accept, on its behalf, purchase orders. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund's behalf. The Fund will be deemed to have
received  a   purchase order   when  an   authorized   broker
or, if applicable, a broker's authorized agent accepts the order. Share purchase orders placed through an authorized broker or the broker's authorized designee will be priced at the Fund's Net Asset Value next computed after they are accepted
by  an   authorized   broker   or  the   broker's   authorized
designee. With respect to purchases of Fund shares through certain brokers: 1) a broker may charge transaction fees,
2) duplicate mailings of Fund material to shareholders who reside at the same address may be eliminated, and 3) the minimum initial investment through certain brokers may be less than a direct purchase with the Fund.




The offering of shares of the Fund is continuous and purchases of shares of the Fund may be made on any Business Day. The Fund offers shares at a public offering price equal to the net asset value next determined after receipt of a purchase order.




Purchases of shares must be made by wire transfer of Federal funds. Share purchase orders are effective on the date when Investors Capital, a branh office of AMT Capital, receives a completed Account Application Form (and other required documents)  and  Federal  funds  become available  to  the  Fund
in  the  Fund's   account  with  the Transfer  Agent as set forth
below. The shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions are:







          Investors Bank & Trust Company, Boston, MA
                      ABA#: 011-001-438
           Account Name: AMT Capital Securities, L.L.C.
                     - Fund Purchase Account
                     Account #: 933333333
     Reference: Harding, Loevner Funds, Inc. - (designate
                          Portfolio)






In order to purchase shares on a particular Business Day, a purchaser must call Investors Capital at (212) 332-5210 prior to the close of business (normally 4:00 p.m. Eastern time) to inform the Fund of the incoming wire transfer and must clearly indicate which Portfolio is to be purchased. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification after the above-mentioned cut-off times, or if Federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that Federal funds are received.



Redemptions

The Fund will redeem all full and fractional shares of the Fund upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent by the close of business (normally 4:00 p.m. Eastern time) on any Business Day, the redemption will be effective on the date of receipt. Payment ordinarily will be made by wire on the next Business Day but within no more than seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

The Fund has authorized one or more brokers to accept, on its behalf, redemption orders. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized agent accepts the order.



There is no charge imposed by the Fund to redeem shares of the Fund; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Fund.

To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application
Form), the name of the shareholder and the shareholder's account number. Shares redeemed receive dividends up to and including the day preceding the day the redemption proceeds are wired.

A shareholder may change its authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A shareholder may request redemption by calling the Transfer Agent at (800) 247-0473. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund or the Transfer Agent employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.





Exchange Privilege

Shares of each Portfolio may be exchanged for shares of another Portfolio based on the respective net asset values of the shares involved in the exchange, assuming that shareholders wishing to exchange shares reside in states where these mutual funds are qualified for sale. The Fund's Portfolio minimum amounts of $100,000 would still apply. An exchange order is treated the same as a redemption followed by a purchase. Investors who wish to make exchange requests should telephone Investors Capital at (212) 332-5210 or the Transfer Agent at (800) 247-0473.





DIVIDENDS

Each Portfolio will declare and pay a dividend from its net investment income, its realized net short-term capital gains and net long-term capital gains, if any, at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such dividends, short-term or long-term capital gains in additional shares of the Portfolio at the net asset value on the ex-date of the distribution.






MANAGEMENT OF THE FUND

Board of Directors

The Board of Directors of the Fund are responsible for the overall management and supervision of the Fund. The Fund's Directors are James C. Brady III, Jane A. Freeman, Samuel R. Karetsky, David R. Loevner and Carl W. Schafer. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund - Board of Directors."



Investment Adviser

Subject to the direction and authority of the Fund's Board of Directors, HLM provides investment advisory services to each Portfolio pursuant to Investment Advisory Agreements, dated October 14, 1996. Under the Investment Advisory
Agreements, HLM is responsible for providing investment research and advice, determining which portfolio securities shall be purchased or sold by each Portfolio of the Fund, purchasing and selling securities on behalf of the Portfolios and determining how voting and other rights with respect to the portfolio securities of the Portfolios are exercised in accordance with each Portfolio's investment objective, policies, and restrictions. HLM also provides office space, equipment and personnel necessary to manage the Fund.




HLM, established in 1989, is a registered investment adviser that specializes in global investment management for private investors and institutions. HLM currently has approximately $1.7 billion in assets under management. HLM is located at 50 Division Street, Suite 401, Somerville, NJ 08876. HLM manages assets for several other registered investment companies.



HLM bears the expense of providing the above services to the Fund. For its services, each of the International Equity Portfolio, Global Equity Portfolio, Multi-Asset Global Portfolio and Emerging Markets Portfolio pay HLM a monthly fee at an annual rate of 0.75%, 1.00%, 1.00% and 1.25%, respectively, of its average daily net assets. The advisory fee paid by each Portfolio is higher than that charged by most funds which invest primarily in U.S.
securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Portfolios.



Portfolio Managers

Daniel D. Harding, CFA, (responsible  for   global   portfolio
management),  co-founder  of HLM and a director of its general
partner,  is  the  firm's  chief  investment   officer,   with
overall  responsibility  for  investment  policy.  Dan  served
for  twelve  years  as  a  senior   investment   manager  with
Rockefeller & Co., investment adviser to the Rockefeller family and related institutions. As manager of the family's flagship equity, fixed income and balanced fund portfolios,
he   set   investment   strategy   and   provided   investment
counseling   to   family    members,    trusts   and   private
businesses.   In  this  capacity  he  also   spearheaded   the
diversification   of  the  firm's  investments  into  overseas
markets. Dan began his career as a trust investment officer at American National Bank & Trust in Morristown, NJ. He is an honors graduate in History and International Relations from Colgate University (1974), a Chartered Financial Analyst, and a Chartered Investment Counselor. Dan is a trustee and treasurer of the Peck School.





Simon  Hallett   (responsible  for   international   portfolio
management),  senior  portfolio  manager and a director of the
firm's   general   partner, is chairman of the investment
committee and a senior portfolio manager. Simon has managed global portfolios for individuals and institutions since 1979, when he joined the investment management department of London-based Buckmaster and Moore. In 1981 he moved to Hong Kong, where he began to concentrate on Asian markets, and in 1984 joined Jardine Fleming Investment Management, one of Asia's largest and most respected investment management companies. Simon's ultimate position at Jardine Fleming was director in charge of a team of six portfolio  managers  investing in the markets
of  South  East  and  North  Asia  for  a  diverse   clientele
comprising European pension plans, governments, and private clients, Rockefeller & Co. among them. He joined HLM in 1991. A British subject, Simon is an honors graduate of Oxford University in Politics, Philosophy and Economics.





Ferrill  D.  Roll,   (responsible   for   multi-asset   global
portfolio management), a principle of the firm is a portfolio manager and a member of the investment committee. Ferrill has
fifteen   years'   experience   across   a   wide   range   of
international markets. For the four years prior to joining HLM in 1996, he was general partner of Cesar Montemayor Capital, L.P., a global investment partnership investing in fixed income, currency, and equity markets. Six years before that, he worked in international equity sales, first at First Boston (1985-1989) and later at Baring Securities (1989-1992), focusing primarily on European markets. During 1990, he acted as head of Baring's German equity research, in Frankfurt. From 1980-1984 Ferrill worked at JP Morgan, where he advised corporate clients on foreign exchange markets and set up the currency options
trading   department.   He  graduated  from  Stanford University
in 1980 with a degree in Economics.






David R. Loevner, CFA, co-founder, is the chief executive officer of HLM and a director of the firm's general partner. He serves on the investment committee, and is responsible for the firm's administration, business development and client service. His prior experience includes nine years with Rockefeller & Co., where he managed equity portfolios, counseled family members, and developed new financial planning and asset allocation tools. David also managed a
number  of professional   service  units  with  the  Rockefeller
family office,  including the Rockefeller  Insurance  Company,
which he   established   in  1985.   In  1987,   David
established Rockefeller's  first Asian  office,  in Hong Kong,
from which he  directed  a  region-wide   investment  program
comprising small company and venture investments. Before Rockefeller, David worked for the World Bank, as country
economist  for Brazil.   He   graduated   summa  cum  laude
from   Princeton University  and,  as  a  Sachs  Scholar,
received   graduate degrees  in  Statistics and in Economics
from   Oxford University.  David is a director of the  Princeton
University Investment Company, a trustee of Goucher College an advisory trustee of Outward Bound USA, and a Chartered Investment Counselor.





Alexander T. Walsh, a principal of the firm, is a portfolio manager and a member of the investment committee. From 1979 through 1982, he worked in money market trading and operations for J. Henry Schroder Bank & Trust Co., New York. Alec joined Merrill Lynch, New York in 1982 as an account executive. In 1987 he moved to Paine Webber, where he built an institutional equity clientele comprising Fortune 100 accounts and investment advisers. Promoted to 1st Vice President in 1992, he remained with the firm until joining HLM in 1994. Alec is a 1978 graduate of McGill University with a BA in North American Studies.





G. "Rusty" Johnson III, CFA, a princiapl of the firm, is the research manager and a member of the investment committee.
He began his career in Hong Kong in 1986, developing computer-based arbitrage programs for Chin Tung Futures, subsequently a subsidiary of Standard Chartered Bank. The following year he joined Jardine Fleming Research to concentrate on Asian equities. After three years in Hong
Kong and two  years in Bangkok,  Rusty  moved to Jardine
Fleming's parent company, Robert Fleming, in New York as an institutional broker of Asian equities. He spent an additional year in institutional equity sales in New York with Peregrine Securities before joining HLM in 1994. Rusty is a magna cum laude graduate in Economics of Washington and Lee University,
(1986), where his program included studies at Fu Jen University, Taiwan, and the Chinese University of Hong Kong.





S. Clarke Moody, a principal of the firm, is a research analyst. He has sixteen years of corporate banking experience analyzing, marketing and executing corporate finance transactions with companies across a range of industries and geographies. Most recently, Clarke was a managing director at ABN AMRO Bank, where he established and ran the New York-based global media and communications finance unit. For the previous two years, he was a Director at Barclays de Zoete Wedd in New York, where he dealt with companies in the technology and defense industries. Clarke spent the bulk of his career at Chase Manhattan Bank, where he focused on companies in the multinational pharmaceutical industry for seven years in New York and Puerto Rico, and the capital goods and industrial components industries for another four years in New York and Houston. A 1978 graduate of Colby College with a degree in English Literature, Clarke also studied at the University of London.





Peter J. Baughan, CFA, is a securities analyst. He has fourteen years experience analyzing and investing in companies in Asia, Europe and the US. He joins HLM from Rockefeller & Co. where he has worked since 1988. With Rockefeller, Peter spent two years in New York as an investment analyst and six years in London and Paris as manager of the firm's European private equity investment portfolio. From 1983-1988, Peter worked at Chase Manhattan Bank. Following credit training and two years in international credit audit, Peter spent two years in Chase's Jakarta office managing problem loan workouts. Peter is a 1983 graduate of the University of North Carolina at Chapel Hill with a degree in political science.



Administrator

Pursuant to an Administration Agreement between the Fund and Investors Capital, dated as of May 29, 1998, Investors Capital provides for administrative services to, and assists in
managing   and   supervising   all  aspects  of,  the  general
day-to-day  business  activities  and  operations  of the Fund
other   than   investment   advisory   activities,   including
custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.






The Fund pays Investors Capital a monthly fee at an annual rate of 0.15% on the first $500 million of the average daily net assets of the Fund, 0.10% on the next $500 million of the average daily net assets of the Fund, and 0.05% on the average daily net assets over $1 billion. Each Portfolio pays a proportionate share of the fee based on its relative net assets.






Investors Capital, formerly AMT Capital Services, Inc. prior to its merger with Investors Financial Services, Corp. on May 29, 1998, is an affiliate of Investors Bank & Trust, Co. which serves as the Fund's custodian, funda accounting agent and transfer agent. The senior managers of Investors Capital are former officers of Morgan Stanley and the Vanguard Group,
where they   were   responsible   for the private  label
administration group of Vanguard, which administered nearly $10 billion in assets for 45 portfolios, respectively.




Year 2000 Problem

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the advisor/administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem," The advisor/administrator are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there by any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.




TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law.




Federal Income Taxes

Each active Portfolio has qualified and intends to continue to qualify to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended.
To   qualify,   a   Portfolio   must  meet   certain   income,
distribution and diversification requirements. In any year in which a Portfolio qualifies as a RIC and distributes all of its taxable income and substantially all of its net tax-exempt interest income on a timely basis, the Portfolio generally will not pay U.S. federal income or excise tax.
If in any year a Portfolio should fail to qualify as a regulated
investment   company,   the  Portfolio  would  be  subject  to
federal   income  tax  in  the  same  manner  as  an  ordinary
corporation,   and  distributions  to  shareholders  would  be
taxable to such holders as ordinary income to the extent of the earnings and profits of the Portfolio. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long- or short-term capital gain.



Each Portfolio intends to distribute all of its taxable income by automatically reinvesting such amount in additional shares of the Portfolio and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form, to receive cash payments for such distributions. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by a Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or in additional Fund shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable mid-term or long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of a Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends  paid  by the  Portfolio  may be  eligible  for  the corporate dividends-received deduction. Under the Taxpayer Relief Act of 1997, different tax rates apply to net capital gain depending on the taxpayers holding period and marginal rate of federal income tax - generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Each Portfolio will notify its shareholders regarding the portions of any net capital gain distribution taxed at the 28% and 20% tax rates.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.








The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Fund and its shareholders. As noted above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

State and Local Taxes

A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business.

Portfolio distributions may be subject to state and local taxes. Distributions of a Portfolio which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in a Portfolio.

SHAREHOLDER INFORMATION

Description of the Fund

The Fund was established under Maryland law by the filing of its Articles of Incorporation on July 31, 1996. The Fund's Articles of Incorporation permit the Directors to authorize the creation of additional Portfolios, each of which may issue separate classes of shares. Currently, the Fund has four separate Portfolios.





Voting Rights

Each share of common stock of a Portfolio or class is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a
dollar  of net asset  value.   Generally,  shares  of  each
Portfolio and class vote together  on any  matter  submitted to shareholders, except when otherwise required by the 1940 Act or when a matter affects the interests of each Portfolio or class in a different way, in which case the shareholders of each Portfolio or class vote separately.
If the  Directors  determine  that a matter  does not   affect
the interests of a Portfolio or class,   then  the shareholders
of that Portfolio or class will not be entitled to vote
on  that   matter.   Approval  of  the   investment   advisory
agreements are matters to be determined separately by each Portfolio (but not by each class of a Portfolio).




The election of the Fund's Board of Directors and the approval of the Fund's independent auditors are voted upon by shareholders on a Fund-wide basis. As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or a Portfolio's operation and for the election of Directors under certain circumstances.

Directors may be removed by shareholders at a special meeting. A special meeting of the Fund shall be called by the Directors upon written request of shareholders owning at least 10% of the Fund's outstanding shares. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.

OTHER PARTIES

Custodian and Accounting Agent

Investors  Bank  &  Trust  Company,  P.O.  Box  1537,  Boston,
Massachusetts 02205-1537, is Custodian for the securities and cash of the Fund and Accounting Agent for the Fund.


Transfer and Dividend Disbursing Agent

Investors  Bank  &  Trust  Company,  P.O.  Box  1537,  Boston,
Massachusetts 02205-1537, is Transfer Agent for the shares of the Fund, and Dividend Disbursing Agent for the Fund.



Legal Counsel

Dechert  Price &  Rhoads,  1500 K  Street,  N.W.,  Washington,
D.C.  20005-1208, is legal counsel for the Fund.





Independent Auditors

Ernst & Young LLP,  787  Seventh  Avenue,  New York,  New York
10019 is the independent auditors for the Fund.



SHAREHOLDER INQUIRIES

Inquiries concerning the Fund may be made by writing to Investors Capital, 600 Fifth Avenue, 26th Floor, New
York,  New  York  10020-2302  or by  calling  Investors
Capital  at (212) 332-5210.

















             STATEMENT OF ADDITIONAL INFORMATION




                 Harding, Loevner Funds, Inc.
          Distributed By: AMT Capital Securities, L.L.C.
                       600 Fifth Avenue
                          26th Floor
                      New York, NY 10020
                        (212) 332-5210





Harding, Loevner Funds, Inc. (the "Fund") is a no-load, open-end management investment company consisting of four diversified portfolios: International Equity Portfolio, Global Equity Portfolio, Emerging Markets Portfolio and Multi-Asset Global Portfolio (each a "Portfolio"). There is no sales charge for purchase of shares. Each Portfolio is managed by Harding, Loevner Management, L.P. ("HLM"). Shares of each Portfolio may be purchased through AMT Capital Securities, L.L.C.("AMT Capital").






This  Statement of Additional  Information is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated January 13, 1998, (Supplemented June 30, 1998),
(the  "Prospectus"),  which has been filed with the  Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing Investors Capital Services, Inc. ("Investors Capital"), a branch office of AMT Capital,at the
telephone  number or address stated  above.   This Statement  of
Additional  Information incorporates by reference the Prospectus.





January 13, 1998 (Supplemented June 30, 1998)






                                       TABLE OF CONTENTS
                                                                         Page

Organization of the Fund...................................................3

Management of the Fund.....................................................4
         Board of Directors and Officers...................................4
         Investment Adviser................................................5
         Administrator.....................................................6

Distribution of Fund Shares................................................6

Principal Holders of Securities............................................6

Supplemental Descriptions of Investments...................................8

Supplemental Investment Techniques........................................12

Supplemental Discussion of Risks Associated With the
Fund's Investment Policies and Investment Techniques......................14
Investment Restrictions...................................................18

Portfolio Transactions....................................................19

Net Asset Value...........................................................19

Tax Considerations........................................................20

Shareholder Information...................................................24

Calculation of Performance Data...........................................24

Ratings Descriptions......................................................25

Financial Statements......................................................26






                                  ORGANIZATION OF THE FUND

The   authorized   capital  stock  of  the  Fund  consists  of
2,500,000,000 shares with $.001 par value, allocated as follows: (i) 500,000,000 shares to the International Equity Portfolio; (ii) 500,000,000 shares to the Global Equity Portfolio; (iii) 500,000,000 shares to the Emerging Markets Portfolio; (iv) 500,000,000 shares to the Multi-Asset Global Portfolio and (v) 500,000,000 shares not yet allocated to any Portfolio. Holders of shares of a Portfolio have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of net asset value held by a shareholder. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights. The Board of Directors of the Fund, under Maryland General Corporation Law, is authorized to establish more than one class of shares for each portfolio of the Fund.



The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.


                    MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

The Fund is managed by its Board of Directors. The individuals listed below are the officers and directors of the Fund. An asterisk (*) has been placed next to the name of each director who is an "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of his or her affiliation with the Fund or HLM.





                                             Position with the    Principal Occupation
      Name Adress and Age                    Company              During Past Five Years

     *James C. Brady III                     Director             Brady Realty Company
      Brady Realty Company                                        1988-present.
      Box 351 Gladstone NJ 07934
      Age, 40

      Jane A. Freeman                        Director             Rockefeller & Co., Investment Manager 1988-
      Rockefeller & Co.                                           present.
      30 Rockefeller Plaza Suite 5425
      NY, NY 10112
      Age, 44


      Samuel R. Karetsky                     Director             Samuel R. Karetsky L.L.C., 3/97-present;
      180 East 79th Street                                        Morgan Stanley & Co., Managing Director
      New York, NY  10021                                         6/95 - 3/97; OFFITBANK, Managing Director
      Age, 53                                                     4/90-6/95

      Carl W. Schafer                        Director             The Atlantic Foundation, President 1990-present
      66 Witherspoon Street
      Princeton, NJ  08542
      Age, 62


      *David R. Loevner                      Director             Harding Loevner Management, L.P. President
      Harding Loevner Management, L.P.                            and CEO 7/89 - present; Rockefeller & Co.,
      50 Division Street Suite 401,                               Investment Manager 1/81-7/89
      Somerville, NJ 08876
      Age, 44

      William E. Vastardis                   Secretary and        Investors Capital Services, Inc., (Formerly
      Investors Capital Services, Inc.       Treasurer            AMT Capital Services, Inc.) Managing Director
      600 Fifth Avenue, 26th Floor                                7/92 - present; Vanguard Group, Inc., Vice President,
      New York, NY 10020                                          1/87 - 4/92.
      Age, 42

      Richard Reiter                         Assistant Secretary  Harding, Loevner Management, L.P.Product
      Harding Loevner Management, L.P.                            Information Manager 4/96-present;
      50 Division Street Suite 401,                               HarrisTrust, Vice President 4/91-4/96.
      Somerville, NJ 08876
      Age, 32

      Carla E. Dearing                       Assistant Treasurer  Investors Capital Services, Inc., (Formerly
      Investors Capital Services, Inc.                            AMT Capital Services, Inc.), Managing Director,
      600 Fifth Avenue, 26th Floor                                Principal and Director, 1/92-present; AMT Capital
      New York, NY  10020                                         Advisers, Inc., Principal and Senior Vice President,
      Age, 35                                                     1/92-present; Morgan Stanley & Co., Vice
                                                                  President, 11/88 - 1/92.







No employee of HLM or Investors Capital receives any compensation from the Fund for acting as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of HLM, Investors Capital or any of their affiliates, a fee of $1,000 for each meeting attended, and each of the Directors receives an annual retainer of $10,000 which is paid in quarterly installments at the end of each quarter. Directors and officers of the Fund collectively owned less than 1% of the Fund's outstanding shares as of December 31, 1997.





By virtue of the responsibilities assumed by HLM, Investors Capital and AMT Capital and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.






                         Director's Compensation Table for the period ended October 31, 1997
Director                    Aggregate Compensation    Pension or Retirement      Estimated Annual   Total Compensation From
                               From Registrant       Benefits Accrued As Part       benefits          Registrant and Fund
                                                        of Fund Expenses        Upon Retirement    Complex Paid to Directors

David R. Loevner               $0                         $0                    $0                        $0
James C. Brady III             $15, 000                   $0                    $0                        $15, 000
Jane A. Freeman                $15, 000                   $0                    $0                        $15, 000
Carl W. Schafer                $15, 000                   $0                    $0                        $15, 000








INVESTMENT ADVISER

HLM provides investment advisory services to the Fund. The terms of the investment advisory agreements (the "Advisory Agreements") between the Fund, on behalf of each Portfolio, and HLM obligate HLM to provide investment advisory and portfolio management services to the Portfolios. HLM is a registered investment adviser organized in 1989. HLM provides investment advisory services to private investors and institutions.

The Advisory Agreements will remain in effect for two years following their date of execution and thereafter will automatically continue for successive annual periods, so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreements are terminable without penalty on not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the relevant Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by HLM. Each of the Advisory Agreements will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).



HLM pays all of its own expenses arising from the performance of its obligations under the Advisory
Agreements. Under its Advisory Agreements, HLM also pays all executive salaries and expenses of the Directors and Officers of the Fund who are employees of HLM or its affiliates, and office rent of the Fund. Subject to the expense reimbursement provisions described in the Prospectus under "Fund Expenses," other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, investment advisory fees and administration fees, brokerage commissions, interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, taxes, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares of the Fund under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, expense of printing and distributing prospectuses, fees and expenses of Directors of the Fund who are not employees of HLM or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.


for the periods ended October 31, 1997, the ten months ended
October 31, 1996, and the year ended December 31, 1995, the amount of advisory fees (net of waivers and reimbursements) paid by each Portfolio were as follows:


                          Periods Ended       Period Ended       Year Ended
Portfolio               October 31, 1997    October 31, 1996  December 31, 1995

International Equiy
Portfolio               $2,440,398           $724,042         $70,156

Global Equity
Portfolio (1)              562,613              N/A              N/A

Multi-Asset Global
Portfolio (2)                3,824              N/A              N/A

(1) Commencement of Operations was December 1, 1996.
(2) Commencement of Operations was November 1, 1996.





                        ADMINISTRATOR

Pursuant to its terms, the administration agreement (the "Administration Agreement") between the Fund and Investors Capital, as Administrator, obligates the Administrator to manage and supervise all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Administration Agreement will remain in effect until October 14, 2001 and thereafter will automatically continue unless terminated on notice.







                 DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed by AMT Capital pursuant to a Distribution Agreement (the "Distribution Agreement") between the Fund and AMT Capital. The Fund and AMT Capital
have  agreed  to  indemnify   one  another   against   certain
liabilities.   The  Distribution   Agreement  will  remain  in
effect until October 14, 1998 and thereafter will continue for successive annual periods only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreements or "interested persons"
of any such  party and  either by votes of  a  majority  of
the   Directors  or  a  majority  of  the outstanding voting
securities of the Fund.






            PRINCIPAL HOLDERS OF SECURITIES

         As of June 19, 1998, no shareholder is deemed a "control person" of the Fund as such term is defined in the 1940 Act.

         As of June 19, 1998, the following persons held 5 percent or more of the outstanding shares of the International
Equity Portfolio:


                           Name and Address of                    Amount and Nature of               Percent
Title of Class             Beneficial Owner                       Beneficial Ownership               of Portfolio
Common Stock,              NationsBank Montgomery                 Direct Ownership                    9.37%
$.001 per Share            Securities, Inc. - Custody Account
                           for the Exclusive Benefit of Customers
                           600 Montgomery Street
                           San Francisco, CA  94111


Common Stock,              Wilmington Trust Company               Direct Ownership                    8.27%
$.001 per Share            Agent for Longwood Gardens
                           Wilmington, DE  19890-0001


Common Stock,              The National Gallery of Art            Direct Ownership                    7.69%
$.001 per Share            Sixth and Constitution Ave.
                           Washington, DC  20565


Common Stock               Children's Hospital of                 Direct Ownership                    7.46%
$.001 per Share            Philadelphia, 34th and
                           Civic Center Blvd.,
                           Philadelphia, PA  19104




Common Stock,              The Bank of New York                   Direct Ownership                    7.08%
$.001 per Share            (nominee) Mutual Fund/
                           Reorg. Dept., P.O. Box
                           1066, Wall Street Station,
                           New York, NY  10268


Common Stock               Charles Schwab & Company, Inc.         Direct Ownership                    5.12%
$.001 per Share            Custody Account for the Exclusive
                           Benefit of Customers
                           101 Montgomery Street
                           San Francisco, CA  94111








As of June 19, 1998, the following persons held 5 percent or more of the outstanding shares of the Global
Equity Portfolio:


                           Name and Address of                Amount and Nature of               Percent
Title of Class             Beneficial Owner                   Beneficial Ownership               of Portfolio

Common Stock               Summit Bank                        Direct Ownership                   47.42%
$.001 per share            (nominee)
                           P O Box 821
                           Hackensack, NJ 07602

Common Stock               James C. Brady Jr., Gordon O.      Direct Ownership                   7.06%
$.001 per share            Danser & Sara P. Peacock
                           (As Trustees)
                           c/o Gordon O. Danser
                           Five Independence Way
                           Princeton, NJ  08540


Common Stock               Bowes Family Partnership           Direct Ownership                   6.64%
$.001 per share            One Maritime Plaza
                           San Francisco, CA  94111

Common Stock               Edward & Darlene Lowe              Direct Ownership                   6.59%
$.001 per share            Charitable Remainder Unitrust
                           P.O. Box 385
                           Cassopolis, MI  49031









As of June 19, 1998, the following persons held 5 percent or more of the outstanding shares of the Multi-Asset Global Portfolio:


                           Name and Address of                Amount and Nature of               Percent
Title of Class             Beneficial Owner                   Beneficial Ownership               of Portfolio

Common Stock               Edgmont Consultants                Direct Ownership                   47.52 %
$.001 per share            (Defined Benefit Plan and
                           Money Purchase Plan)
                           308 French Road
                           Newtown Square, PA  19073

Common Stock               Harding, Loevner Management, L.P.  Direct Ownership                   38.48%
$.001 per share            (Profit Sharing Thrift Plan
                           and Investment Adviser's Account)
                           50 Division Street, Suite 401
                           Somerville, NJ  08876






                   SUPPLEMENTAL DESCRIPTIONS OF INVESTMENTS

The  different  types of  securities  in which the  Portfolios may invest, subject to their respective investment objective, policies and restrictions, are described in the Prospectus under "Descriptions of Investments." Additional information concerning the characteristics of certain of the Portfolios' investments are set forth below.

Bank Obligations. The Fund limits its investments in U.S. (domestic) bank obligations to obligations of U.S. banks that in HLM's opinion meet sufficient creditworthiness criteria. Domestic bank obligations are defined as instruments: issued by U.S. (domestic) banks; U.S. branches of foreign banks, if such branches are subject to the same regulation as U.S. banks; and foreign branches of U.S. banks. However, HLM must determine that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the U.S. parent bank, in that the U.S. parent bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments. The Fund limits its investments in foreign bank obligations to obligations of foreign banks (including U.S. branches of foreign banks) that, in the opinion of HLM, are of an investment quality comparable to obligations of U.S. banks in which each Portfolio may invest. Each Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, letters of credit, bank notes, deposit notes, Eurodollar or Yankeedollar time deposits, Eurodollar or Yankeedollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes and custodial receipts. Other than the allowable 20% of a Portfolio's total assets invested in below-investment grade convertible and other debt securities, all investments in bank obligations will be rated at least "B" by Thomson Bankwatch or similarly rated by IBCA Ltd., or of comparable quality as determined by HLM.

Brady Bonds. Each Portfolio, subject to limitations, may invest in "Brady Bonds," which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, over $154 billion (face amount) of Brady
Bonds have been issued by the governments of 13 countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.



Each Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.




Corporate Debt Instruments. Corporate debt securities of domestic and foreign issuers include such instruments as corporate bonds, debentures, notes, commercial paper, medium-term notes, variable rate notes and other similar corporate debt instruments.

Derivatives. The Portfolios are authorized to use various hedging and investment strategies described below to hedge broad or specific market movements, or to seek to increase the Portfolios' income or gains. The Portfolios may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity indices and other financial instruments and enter into financial futures contracts (collectively, these transactions are referred to in this Statement of Additional Information as "Derivatives").

Derivatives   may  be  used  to  attempt  to  protect  against
possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities market movements to protect the Portfolio's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Portfolio's income or gain. The Portfolios may use any or all types of Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any Derivatives will be a function of numerous variables, including market conditions. The ability of a Portfolio to utilize Derivatives successfully will depend on, in addition to the factors described above, HLM's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Portfolio's securities. The Portfolios are not "commodity pools" (i.e., pooled investment vehicles which trade in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Portfolio may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Portfolio's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives will require that the Portfolio segregate cash, liquid high grade debt obligations or other assets to the extent the Portfolio's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.





Futures Contracts. The Portfolios may use stock index futures contracts ("futures contracts") as a hedge against the effects of changes in the market value of the stocks comprising the relevant index. In managing its cash flows, a Portfolio may also use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement to purchase or sell a specified amount of designated securities for a set price at a specified future time. At the time the Portfolio enters into a futures transaction, it is required to make a performance deposit ("initial margin") of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually marked to market. The Portfolios will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its obligations under these transactions.

If the Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset in whole or in part, by a loss on the futures contract. If instead the Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Portfolio (e.g., purchases and redemptions of Portfolio shares). Under normal market conditions, futures contracts positions may be closed out on a daily basis.

Stock Index Options. The Portfolios may purchase or sell options on stock indices on U.S. and foreign exchanges or in the over-the-counter markets. An option on a stock index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Portfolios will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its obligations under these transactions.

Options on Futures Contracts. The Portfolios may purchase or sell options on futures contracts as an alternative to buying or selling futures contracts. Options on futures contracts are similar to options on the security underlying the futures contracts except that options on stock index futures contracts give the purchaser the right to assume a position at a specified price in a stock index futures contract at any time during the life of the option. The Portfolios will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its obligations under these transactions.



Repurchase Agreements. When participating in repurchase agreements, a Portfolio buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the Portfolio to earn a return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the vendor becomes subject to a proceeding under the U.S. Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.



Reverse Repurchase Agreements. Each Portfolio may enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government securities purchases
U.S. Government Securities from a Portfolio and the Portfolio agrees to repurchase the securities at an agreed-upon price and date. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest. Commission rules require either that securities sold by a Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on that Portfolio's books and records pending repurchase. The Fund will maintain for each Portfolio a segregated custodial account containing cash, U.S. Government Securities or other appropriate liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, and will subsequently monitor the account to ensure such equivalent value is maintained until payment is made.
Reverse repurchase agreements will generally be restricted to those that mature within seven days. The Portfolios will engage in such transactions with parties selected on the basis of such party's creditworthiness. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements create leverage, a speculative factor, and will be considered as borrowings for the purposes of limitations on borrowings.





U.S. Treasury and U.S. Government Agency Securities. U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. U.S. Government Agency Securities include instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.





Warrants. The Portfolios may invest up to 10% of the value of their total assets (valued at the lower of cost or market) in warrants for equity securities, which are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.




When-Issued   Securities.  The   Portfolios   may   purchase
securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Portfolios will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.
When a Portfolio  purchases  securities  on a  when-issued  or forward commitment basis, the Portfolio's custodian will maintain in a segregated account cash and liquid, unencumbered securities having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.







                    SUPPLEMENTAL INVESTMENT TECHNIQUES

Borrowing. Each Portfolio may borrow money temporarily from banks when (i) it is advantageous to do so in order to meet redemption requests, (ii) a Portfolio fails to receive transmitted funds from a shareholder on a timely basis,
(iii) the custodian of the Fund fails to complete delivery of securities sold or (iv) a Portfolio needs cash to facilitate the settlement of trades made by the Portfolio. In addition, each Portfolio may, in effect, lend securities by engaging in reverse repurchase agreements and may, in effect, borrow money by doing so. Securities may be borrowed by engaging in repurchase agreements. See "Investment Restrictions" and "Supplemental Descriptions of Investments."

Securities Lending. Although, the Fund has no current plans to do so, each Portfolio is authorized to lend securities from its investment portfolios, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other high grade liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. The loans will be terminable at any time by the Fund and the relevant Portfolio will then receive the loaned securities within five days. During the period of such a loan, the Portfolio receives the income on the loaned securities and a loan fee and may thereby increase its total return. A Portfolio continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers which are approved by the Board of Directors and are deemed by HLM to be of good financial standing. A Portfolio may invest cash collateral it receives in connection with a loan of securities in securities of the U.S. Government and its agencies and other high quality short-term debt instruments. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of a Portfolio unless otherwise required by law.





Foreign Currency Hedging. The Portfolios may enter into forward foreign currency contracts (a "forward contract") and may purchase and write (on a covered basis)
exchange-traded or over-the-counter ("OTC") options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts primarily to protect against a decrease in the U.S. dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. The Portfolios may at times hedge all or some portion of their currency exchange risk. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances a Portfolio will employ any of the techniques or strategies described below and in the section of the Prospectus entitled "Descriptions of Investments." A Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal tax requirements applicable to regulated investment companies (see "Tax Considerations").



Forward Contracts. Sale of currency for dollars under such a contract establishes a price for the currency in dollars. Such a sale insulates returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

The Portfolios may use forward contracts to insulate existing security positions against exchange rate movement ("position hedges") or to insulate proposed transactions against such movement ("transaction hedges"). For example, to establish a position hedge, a forward contract on a foreign currency might be sold to protect against the decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar.



Futures   Contracts.   U.S.   futures   contracts   have  been
designed by exchanges which have been designated as "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolios may also enter into futures contracts that are based on securities that would be eligible investments for the Portfolios. The Portfolios may enter into contracts that are denominated in currencies other than the U.S. dollar.



Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.



At the time a futures contract is purchased or sold, a Portfolio must allocate in cash or securities, an initial margin.
Initial   margin   on   U.S.    exchanges   may   range   from
approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Portfolio may be required by an exchange to
increase   the   level   of  its   initial   margin   payment.
Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of a "variation margin" generally will be required, a process known as "marking to the market." Each day the Portfolio will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value from the preceding day.



Options on Foreign Currencies. The Portfolios may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the U.S. dollar-equivalent value of their portfolio securities or payments due thereon or a rise in the U.S. dollar-equivalent cost of securities that they intend to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Regulations of the CFTC applicable to the Portfolios require that all of the Portfolios' futures and options on futures transactions constitute bona fide hedging transactions, except that a transaction may not constitute a bona fide hedging transaction entered into for other purposes if, immediately thereafter, the sum of the amount of initial margin deposits on a Portfolio's existing futures positions and premiums paid for related options would not exceed 5% of the value of the Portfolio's total assets.



Illiquid Securities. Although each of the Portfolios may invest up to 15% of the value of its net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. All repurchase agreements and time deposits maturing in more than seven days are treated as illiquid assets. A Portfolio also may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers in
accordance   with  Rule 144A   under  that  Act  ("Rule 144A
securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. A Portfolio also may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. Not all Rule 144A securities can be deemed liquid; HLM will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.


               SUPPLEMENTAL DISCUSSION OF RISKS
            ASSOCIATED WITH THE FUND'S INVESTMENT
              POLICIES AND INVESTMENT TECHNIQUES

Additional   information   concerning  risks  associated  with
certain of the Portfolios' investments is set forth below.

Creditworthiness. In general, certain obligations which the Portfolios may invest in are subject to credit risks such as the loss of credit ratings or possible default. After purchase by a Portfolio of the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Portfolio. However, HLM will consider such event in its determination of whether a Portfolio should hold the security. To the extent that the ratings given by S&P or Moody's may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.



Foreign  Bank   Obligations.   Obligations  of  foreign  banks
involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks generally are not subject to examination by any United States government agency or instrumentality. Also, investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.





High Yield/High Risk Debt Securities. Each Portfolio may invest up to 20% of its assets in convertible securities and debt securities which are rated below investment-grade. Below investment grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See "Ratings Descriptions" in this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.





Economic  downturns  have  disrupted  in the  past,  and could disrupt in the future, the high yield market and have impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Portfolio to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities also may involve special registration responsibilities, liabilities and costs.



Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of HLM not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on HLM's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, HLM will determine whether it is in the best interest of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments.

Foreign Securities. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.
The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.






Although HLM will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, HLM will consider the full range and quality of services offered by the executing broker or dealer when making these determinations. Fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Portfolios on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolios, since each Portfolio's investment objective is to seek long-term capital appreciation and any income should be considered incidental.

Foreign Currency Hedging. The success of currency hedging will depend on the ability of HLM to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult and thus the successful execution of a hedging strategy is highly uncertain. An incorrect prediction will cause poorer Portfolio performance than would otherwise be the case. Forward contracts that protect against anticipated losses have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect.

Precise matching of forward contract amounts and the value of portfolio securities is generally not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so contract positions are likely to be approximate hedges, not perfect.

The cost to a Portfolio of engaging in foreign currency forward contracts will vary with factors such as the foreign currency involved, the length of the contract period, and the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar.
Furthermore, HLM may not be able to purchase forward contracts with respect to all of the foreign currencies in which a Portfolio's securities may be denominated. In those circumstances the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Moreover, if the forward contract is entered into in an over-the-counter transaction, as will usually be the case, the Portfolio generally will be exposed to the credit risk of its counterparty. If the Portfolio enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price moves. Such limits may significantly affect the ability to trade such a contract or otherwise to close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.



Futures Contracts. Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to: (1) investors' obligations to meet additional variation margin requirements; (2) decisions to make or take delivery, rather than entering into offsetting transactions; and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortion means that a correct forecast of general market or foreign exchange rate trends still may not result in a successful transaction.

Although the Fund believes that the use of such contracts and options thereon will benefit the Portfolios, if predictions about the general direction of securities market movements or foreign exchange rates are incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon.


A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although a Portfolio generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract to do so at a satisfactory price, the Portfolio would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a Portfolio has sold and is unable to close out, the Portfolio would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.



Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with forward contracts on foreign currencies. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

Options on Foreign Currency. As in the case of other types of options, the benefit to a Portfolio deriving from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options that would require them to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly,  instead  of  purchasing  a call  option  to  hedge against an anticipated increase in the dollar costs of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this movement does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Futures Contracts. The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in HLM's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not result in a loss.

Lower-Rated  Debt  Securities   ("Junk  Bonds").   The  market
value of lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities.



                 INVESTMENT RESTRICTIONS

              In addition to the fundamental investment restrictions noted in the Prospectus, the Fund has adopted the investment restrictions listed below relating to the investment of each Portfolio's assets and its activities. These also are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of a Portfolio (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). None of the Portfolios may:
(1) issue senior securities (other than with respect to borrowing through the use of reverse repurchase agreements or from a bank for temporary or emergency purposes as set forth in the Prospectus under "Investment Restrictions."):

(2) make loans, except (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities, or (c) by lending securities to other parties, provided that no securities loan may be made, if, as a result, more than 33 1/3% of the value of its total assets would be lent to other parties;

(3) underwrite securities of other issuers;

(4)  invest  in  companies   for  the  purpose  of  exercising
control or management;

(5)  purchase  or  sell   physical   commodities   or  related
commodity contracts;

(6)  invest  directly  in  interests  in  oil,  gas  or  other
mineral   exploration  or  development   programs  or  mineral
leases; or

(7) invest more than 10% of its total assets in warrants.



Whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other
circumstances   will  not  be  considered   when   determining
whether that investment complies with the Portfolio's investment policies and limitations.

Each Portfolio's investment objectives and other investment policies not designated as fundamental in this Statement of Additional Information are non-fundamental and may be changed at any time by action of the Board of Directors. Although a non-fundamental policy, each Portfolio may not purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.



                    PORTFOLIO TRANSACTIONS

The Advisory Agreements authorize HLM to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and HLM to use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions for the Portfolios. HLM will consider the full range and quality of services offered by the executing broker or dealer when making these determinations. Neither HLM nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolios in connection with the purchase or sale of investments for the Portfolios.




Some securities considered for investment by the Fund's Portfolios also may be appropriate for other clients advised by HLM. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients advised by HLM is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by HLM, as the case may be. Although there is no specified formula for allocating such transactions, the various allocation methods used by HLM, and the results of such allocations, are subject to periodic review by the Board of Directors.



Brokers are selected on a basis of their overall assistance in terms of execution capabilities and research services, provided that their commission schedules are competitive with other firms providing similar services.

No  trades  will  be  executed   with  HLM,  its   affiliates,
officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities.



                          Periods Ended      Period Ended       Year Ended
Portfolio               October 31, 1997   October 31, 1996  December 31, 1995

International Equity
Portfolio                $794,431           $690,589           $242,975

Global Equity
Portfolio (1)              82,629             N/A               N/A

Multi-Asset Global
Portfolio (2)               6,256             N/A               N/A

(1) Commencement of Operations was December 1, 1996.
(2) Commencement of Operations was November 1, 1996.






                       NET ASSET VALUE

As used in the Prospectus, "Business Day" refers to those days when the New York Stock Exchange is open for business, which is Monday through Friday except for holidays. As of the date of this Statement of Additional Information, such holidays are: New Year's Day, Martin Luther King Jr.'s
Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.



                    TAX CONSIDERATIONS

The following summary of tax consequences, which does not purport to be complete, is based on U.S. federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.



Qualification  as  a  Regulated   Investment   Company.   Each
active Portfolio has qualified and intends to continue to qualify to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Each of the active Portfolios qualified as a RIC for the periods ended October 31, 1997. To qualify as a RIC, a Portfolio must, among other things, (a) derive at
least  90%  of  its  gross   income  each  taxable  year  from
dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities  or foreign  currencies,  or other  income  derived
from  its   business   of   investing   in   securities   (the
"Qualifying Income  Requirement");  (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items
(including    receivables),    U.S.   Government   securities,
securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the
value of the  Portfolio's  total assets and  not   greater
than  10%  of  the   outstanding   voting securities  of such
issuer  and (ii) not more than 25% of the
value of the Portfolio's total assets is invested in the securities of any one issuer (other than U.S. Government
securities  or  the   securities  of  other  RICs);   and  (c)
distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.





If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be taxed to the
Portfolio at corporate rates. For each taxable year that the Portfolio qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable  income  and net  capital  gains  (the  excess  of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount equal to at least the sum of 98% of its ordinary income (not taking into account any capital gains or losses) determined on a calendar year basis, 98% of its capital gains in excess of capital losses determined in general on an October 31 year-end basis, and any undistributed amounts from previous years.





Distributions. Each Portfolio's automatic reinvestment of its taxable investment income, net short-term capital gains and net long-term capital gains in additional shares of the Portfolio and distribution of such shares to shareholders
will  be  taxable   to  the   Portfolio's   shareholders.   In
general, such shareholders will be treated as if such income and gains had been distributed to them by the Portfolio and then reinvested by them in shares of the Portfolio, even
though   no   cash    distributions    have   been   made   to
shareholders.    The   automatic   reinvestment   of   taxable
investment  income and net realized  short-term  capital gains
of  the   Portfolio   will  be  taxable  to  the   Portfolio's
shareholders as ordinary income. If a portion of a Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividend paid by the Portfolio may be eligible for the corporate dividend received deduction. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in such a month and paid the Portfolio during January of the following calendar year. Such distributions will be taxable to the shareholders in the calendar year in which the distributions are declared, rather than in the year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.





Sale of Shares. Upon the sale or other disposition of shares of a Portfolio, or upon receipt of a distribution in complete liquidation of a Portfolio, a shareholder generally will realize a capital gain or loss which will be long-term,
or   short-term,   generally   depending   upon  the
shareholder's holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on a disposition of Portfolio shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains deemed received by the shareholder with respect to such shares.










Zero Coupon Securities. Investments by a Portfolio in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Portfolio equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Portfolio receives no cash interest payments. This income is included in determining the amount of income which the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax.



Backup Withholding. A Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all amounts deemed to be distributed as a result of the automatic reinvestment by the Portfolio of its income and gains in additional shares of the Portfolio and, all redemption payments made to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

Tax Treatment of Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by the Code section 1234. Pursuant to Code section 1234, the premium received by a Portfolio for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Portfolio. If the Portfolio enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Portfolio is exercised, thereby requiring the Portfolio to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Portfolio, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.



Certain options, futures, and forward contracts in which a Portfolio may invest are "section 1256 contracts." Gains and losses on section 1256 contracts generally are treated as 60% long-term (taxed at the 20% long-term capital gains rate) and 40% short-term capital gains or losses ("60/40 treatment"), regardless of the Portfolio's actual holding period for the contract. Also, a section 1256 contract held by the Portfolio at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("mark to market treatment"), resulting in unrealized gains and losses being treated as though they were realized. Foreign currency gain or loss (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.





Generally, hedging  transactions   undertaken  by  a  Portfolio  may
result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolio. In addition, losses realized by the  Portfolio  on  positions  that are part of a straddle may be deferred  under the straddle  rules rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the  Portfolio  may be  required  to  capitalize,  rather than
deduct   currently,   any  interest  expense  on  indebtedness
incurred or continued to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolio of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to shareholders.


The Portfolio may make one or more of the elections available under the Code that are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the amount, character, and timing of gains or losses from the positions that are part of a straddle, the amount of Portfolio income that is distributed to members and that is taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.



Tax Treatment of Foreign Currency-Related Transactions. Gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on
disposition   of  certain   options,   futures,   and  forward
contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to members as ordinary income.

Tax Treatment of Passive Foreign Investment Companies. Each Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs") if such stock is a permissible investment. A PFIC is a foreign corporation - other than a "controlled foreign corporation" as to which a Portfolio is a U.S. shareholder, that in general meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of passive income. If a Portfolio invests in stock of certain foreign investment companies, the Portfolio may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the Portfolio's holding period for the stock. The distribution or gain so allocated to any taxable year of the Portfolio, other than the taxable year of the excess distribution or disposition, would be taxed to the Portfolio at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Portfolio's investment company taxable income and, accordingly, would not be taxable to the Portfolio to the extent distributed by the Portfolio as a dividend to its shareholders.





A Portfolio may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of any foreign investment company in which it invests, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Portfolio's investment company taxable income and net capital gain which, to the extent distributed by the Portfolio as ordinary or capital gain dividends, as the case may be, would not be taxable to the Portfolio. In order to make this election, the Portfolio would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain.





Alternatively, each Portfolio may elect to "mark-to-market" its stock in any PFIC. "Marking to market," in this context, means including in ordinary income each taxable year, the excess, if any, of the fair market value of a PFIC's stock over a Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years. A Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.



Foreign Shareholders. U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.



If the income from a Portfolio is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, deemed distributions by the Portfolio of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Deemed distributions of capital gain dividends and any gain realized upon redemption, sale or exchange of shares will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual who is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes. In that case, such individual would be subject to U.S. federal income tax on the individual's worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a non-resident alien individual, the Portfolio may be required to withhold
U.S. federal income tax at a rate of 31% of deemed distributions of net capital gains and redemption payments unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" above.





If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then deemed distributions of investment company taxable income and capital gain dividends and any gain realized upon the redemption, sale or exchange of shares of the Portfolio will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own advisers with respect to the particular tax consequences to them of an investment in a Portfolio.



Foreign Withholding Taxes. Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible and may elect to "pass through" to the Portfolio's shareholders the amount of foreign taxes paid by the Portfolio. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass through" for that year. If a Portfolio is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Portfolio will be treated as U.S. source income.



Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio's income flows through to its shareholders. With respect to the Portfolios, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Portfolios. Shareholders who are not liable for federal income taxes will not be affected by any such "pass through" of foreign tax credits.

Other Taxes A Portfolio may be subject to state, local or foreign taxes in any jurisdiction in which the Portfolio may be deemed to be doing business. In addition, shareholders of a Portfolio may be subject to state, local or foreign taxes on distributions from the Portfolio. In many states, Portfolio distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                     SHAREHOLDER INFORMATION

Certificates representing shares of a particular Portfolio will not be issued to shareholders. Investors Bank & Trust Company, the Fund's Transfer Agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of Portfolio distributions.

The Transfer  Agent will require  that a  shareholder  provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Fund management reserves the right to waive the minimum initial investment in any Portfolio.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Portfolio by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Portfolio's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio at the beginning of the period.



               CALCULATION OF PERFORMANCE DATA

The Portfolios may, from time to time, include the 30-day yield in advertisements or reports to shareholders or
prospective  investors.   Quotations  of  yield  will  be
based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula which is prescribed by the Commission:

                YIELD = 2 x { [ ((a - b) / (c x d)) + 1]6 - 1 }

Where:     a        =        dividends and interest earned during the period;
           b        =        expenses accrued for the period (net of
                             reimbursements);
           c        =        the average daily number of shares of a Portfolio
                             outstanding during the period that were entitled to
                             receive dividends; and
           d        =        the maximum offering price per share on the last
                                                day of the period.

Each of the Portfolios may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio of the Fund over periods of 1, 5 and 10 years (up to the life of the Portfolio), calculated pursuant to the following formula which is prescribed by the Commission:

                                                  P(1 + T)n = ERV

Where:
      P =     a hypothetical initial payment of $1,000,
      T =     the average annual total return,
      n =     the number of years, and
 ERV =        the ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.



The total return as defined above for the Fund's Portfolios for the period ended October 31, 1997, and since the commencement of operations of each Portfolio (annualized) to October 31, 1997 are as follows:

                         One Year    Five Years   Life of Portfolio  Inception

International Equity
Portfolio                  1.57%        n/a          5.84%*           5/11/94

Global Equity
Portfolio                   n/a         n/a          6.45%            12/1/96

Multi-Asset Global
Portfolio                   n/a         n/a         12.92%            11/1/96




                     RATINGS DESCRIPTIONS

Standard & Poors Corporation

AAA.  Bonds  rated AAA are  highest  grade  debt  obligations.
This rating  indicates  an  extremely  strong  capacity to pay principal and interest.
AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB and Lower. Bonds rated BB, B, CCC, CC, C and D are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and D the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings AA to D may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1. Standard & Poors Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

A-2.   Capacity  for  timely   payment  on  issues  with  this
designation  is  strong.   However,  the  relative  degree  of
safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc.

Aaa. Bonds are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B  and  Lower.   Bonds  which  are  rated  B  generally   lack
characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default of there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through C in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1.   Notes  bearing  this  designation  are  of  the  best
quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P-2.   Issuers  have  a  strong   capacity  for  repayment  of
short-term promissory obligations.

Thomson BankWatch, Inc.

A. Company possess an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the
company's   business,   it  is  entirely   mitigated   by  the
strengths of the organization.

A/B. Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as companies in the highest rating category.

IBCA Limited

A1. Short-term obligations rated A1 are supported by a very strong capacity for timely repayment. A plus sign is added to those issues determined to possess the highest capacity for timely payment.

Fitch Investors Service, Inc.

F-1.  The  rating  F-1  is  the  highest  rating  assigned  by
Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.



                     FINANCIAL STATEMENTS

The Fund's audited Financial Statements, including the Financial Highlights, for the periods ended October 31, 1997 appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent auditors, appearing therein are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.